SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                February 20, 1998
                                -----------------
                Date of Report (Date of earliest event reported)



                          FIELDS AIRCRAFT SPARES, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


             Utah                       0-27100                   95-4218263
      ----------------         ------------------------        ----------------
       (State or other         (Commission File Number)          (IRS Employer
       jurisdiction of                                          Identification
        Incorporation)                                               No.)

                               2251-A Ward Avenue
                              Simi Valley, CA 93005
                              ---------------------
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (805) 583-0080
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.           Financial Statements and Exhibits.

         (c)   Exhibits

                  Exhibit 4.1 First Supplemental Indenture, dated as of February 20, 1998, to Indenture for the 8.5% Subordinated Redeemable Debentures Due 2000, dated as of September 30, 1997, between the Company and Etablissement Pour le Placement Prive, as Trustee.


Item 9.           Sales of Equity Securities Pursuant to Regulation S.

         As of February 20, 1998, Fields Aircraft Spares, Inc. (the "Company"), received and accepted subscription agreements for the sale of 26,333 units (the "Units"), representing 210,664 common shares of the Company, par value $.05 per share (the "Common Shares"), and 52,666 warrants to acquire 52,666 Common Shares at $13.00 per share (the "Warrants"), for approximately $2.05 million. The Units were sold to accredited non-U.S. persons in reliance on Regulation S. The Warrants are exercisable at any time prior to February 20, 2000.

         Etablissement Pour le Placement Prive, Zurich Switzerland ("EPP"), acted as the Company's placement agent in connection with the offering and received a commission of 9% of the sale price of the Units sold. EPP also received a corporate development fee of approximately $61,620, which is based on the number of Units sold.

         As of  February  20,  1998,  the  Company  also  entered  into a  First
Supplemental Indenture (the "Supplement") to the Indenture, dated as of September 30, 1997 (the "Indenture"), between the Company and EPP, as Trustee, relating to the Company's 8.5% Subordinated Redeemable Debentures Due 2000 (the "Debentures"). The Supplement provides that, solely at the holder's option, (a) from February 20, 1998 to June 30, 1998, 20% of each holder's original principal amount of Debentures may be converted into Common Shares at a conversion price of $9.75 per Common Share; (b) from February 20, 1998 to September 30, 1998, an additional 20% of each holder's original principal amount of Debentures may be converted into Common Shares at a conversion price of $11.00 per Common Share; and (c) from February 20, 1998 to December 31, 1998, an additional 20% of each holder's original principal amount of Debentures may be converted into Common Shares at a conversion price of $13.00 per Common Share.

         These additional conversion amounts are in addition to the Mandatory Conversion described in the Indenture and reported in the Company's November 13, 1997 Form 8-K. Pursuant to the Indenture, an additional 10% of the original principal amount of Debentures may be converted, at the option of the holders, prior to September 27, 2000.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIELDS AIRCRAFT SPARES, INC.



Date:  March 6, 1998.                     By   /s/ Alan M. Fields
                                               --------------------------
                                               Alan M. Fields, President

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